Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
22.	SUBSEQUENT EVENTS
Share Subdivision and the ADS Ratio Change
As detailed in Note 2(a), the Share Subdivision and the ADS Ratio Change were effective on February 5, 2021. The number of issued and unissued ordinary shares as disclosed in these consolidated financial statements are prepared on a basis after taking into account the effects of the Share Subdivision and the ADS Ratio Change and have been retrospectively adjusted accordingly.
Dividends
On
February 2, 2021
, the Company’s board of directors has approved a dividend of US$0.87 per ADS (or US$0.2175 per ordinary share after reflecting the proposed
4-for-1 Share
Subdivision) for fiscal year 2020, which is expected to be paid on
March 5, 2021
to shareholders of record as of the close of business on
February 25, 2021
.